EXHIBIT 99.4

SERIES 2000-2G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE
--------------------------------------------------------------
Quarterly Summary Distribution Details


Reporting Dates
---------------

Closing Date                                                           14-Sep-00
Determination Date                                                     01-Mar-04
Notice Date                                                            17-Mar-04
Distribution Date                                                      18-Mar-04
Start Accrual Period                                                   18-Dec-03
End Accrual Period                                                     18-Mar-04
No. Of Days in Accrual Period                                                 91
Start Collection Period                                                01-Dec-03
End Collection Period                                                  29-Feb-04
No. Of Days in Collection Period                                              91
Distribution Month                                                           Yes



Securities on Issue       No. of         Initial Invested       Initial Invested
-------------------   Certificates         Amount (US$)           Amount (A$)
                      ------------       ----------------       ----------------

Class A-1 Notes          10,602            1,060,200,000        1,884,800,000
Class A-2 Notes           4,000                     -             400,000,000
Class B Notes               270                     -              27,000,000
Redraw Bond - series 1        -                     -                       -
Redraw Bond - series 2        -                     -                       -

US$/A$ exchange rate
at issue                 0.5625




Interest Rate for            Bank                Interest              Interest
Accrual Period             Bill Rate              Margin                 Rate
-----------------          ---------             --------              --------

Class A-1 Notes
(payable to Currency
Swap Provider)              5.4833%               0.3724%              5.85570%
Class A-2 Notes             5.4833%               0.3700%              5.8533%
Class B Notes               5.4833%               0.5700%              6.0533%
Redraw Bond - series 1      0.0000%               0.0000%              0.0000%
Redraw Bond - series 2      0.0000%               0.0000%              0.0000%

BBSW Interest & Unpaid
Interest Rate for
Accrual Period              5.4833%
Facilities BBSW             5.4833%


Distributions Payable On
Distribution Date                        Per Cert.                   Aggregate
-------------------------                ---------                   ---------

Total Interest Amount:

Class A-1 Notes                            896.82                   9,508,138.65
Class A-2 Notes                            504.26                   2,017,040.00
Class B Notes                            1,284.11                     346,709.70
Redraw Bond - series 1                        -                              -
Redraw Bond - series 2                        -                              -

Principal:

Class A-1 Notes                          4,875.24                  51,687,247.36
Class A-2 Notes                          2,742.32                  10,969,280.00
Class B Notes                            6,753.34                   1,823,401.80
Redraw Bond - series 1                        -                              -
Redraw Bond - series 2                        -                              -

Total:

Class A-1 Notes                          5,772.06                  61,195,386.01
Class A-2 Notes                          3,246.58                  12,986,320.00
Class B Notes                            8,037.45                   2,170,111.50
Redraw Bond - series 1                        -                              -
Redraw Bond - series 2                        -                              -

Total                                   17,056.09                  76,351,817.51


Pool Factors                                Last                      Current
------------                             Distribution               Distribution
                                            Date                       Date
                                         ------------               ------------

Class A-1 Notes                           0.34554590                 0.31812270
Class A-2 Notes                           0.34554590                 0.31812270
Class B Notes                             0.85086690                 0.78333350
Redraw Bond - series 1                         -                           -
Redraw Bond - series 2                         -                           -

Quarterly Cashflow Working Sheet
--------------------------------      Per Certificate                  Aggregate
                                                    $                          $

Finance Charge Collections                                         13,732,986.36
Finance Charge Collections -
Repurchases                                                                    -
Finance Charge Damages                                                         -
Income due to Seller                                                           -
Other Income                                                          872,939.28
Preliminary Income Amount                                          14,605,925.64

Taxes                                                                     190.00
Trustee Fee                                                            23,082.12
Security Trustee Fee                                                           -
Manager Fee                                                            60,768.80
Servicing Fee                                                         506,406.70
Liquidity Commitment Fee                                               14,460.27
Redraw Commitment Fee                                                   9,349.32
Support Facility Payments                                             685,018.07
Support Facility Receipts                                                     -
Expenses                                                               68,442.99
Previous Unpaid Facility Int Chg  - Liquidity                                  -
Liquidity Interest Charge + Previous Unpaid                                    -
Previous Unpaid Facility Int Chg  - Redraw Facility                            -
Redraw Interest Charge + Previous Unpaid                                       -
Repayment of Liquidity Facility                                                -
Total Interest Amount  - Class A-1 Notes                            9,508,138.65

     - Class A-2 Notes                                              2,017,040.00
     - Class B Notes                                                  346,709.70
     - Redraw Bonds - series 1                                                 -
     - Redraw Bonds - series 2                                                 -

Required Income Amount                                             13,239,606.62


Income Shortfall                                                               -
Liquidity Facility Draw                                                        -

Principal Chargeoff Unreimbursement                                            -
Principal Chargeoff                                                            -
Total Principal Chargeoff Reimbursement Due                                    -


Payment Allocation Cascade
--------------------------


Preliminary Income Amount                                          14,605,925.64
Liquidity Facility Draw                                                        -
Available Income Amount                                            14,605,925.64

                                                                 Quarter to Date
                                                                    Allocation/
                                    Due         Available          Distribution

Taxes                               190.00    14,605,925.64               190.00
Trustee Fee                      23,082.12    14,605,735.64            23,082.12
Security Trustee Fee                   -      14,582,653.52                    -
Manager Fee                      60,768.80    14,582,653.52            60,768.80
Servicing Fee                   506,406.70    14,521,884.72           506,406.70
Liquidity Commitment Fee         14,460.27    14,015,478.02            14,460.27
Redraw Commitment Fee             9,349.32    14,001,017.75             9,349.32
Support Facility Payments       685,018.07    13,991,668.43           685,018.07
Support Facility Receipts              -      13,306,650.36                    -
Expenses                         68,442.99    13,306,650.36            68,442.99
Liquidity Interest Charge             -       13,238,207.37                    -
Repayment of Liquidity Facility       -       13,238,207.37                    -
Interest Amount Payable -
Redraw Facility                       -       13,238,207.37                    -
     - Class A-1 Notes        9,508,138.65    13,238,207.37         9,508,138.65
     - Class A-2 Notes        2,017,040.00     3,730,068.72         2,017,040.00
     - Redraw Bonds -
          series 1                     -       1,713,028.72                    -
     - Redraw Bonds -
          series 2                     -       1,713,028.72                    -
     - Class B Notes            346,709.70     1,713,028.72           346,709.70
Total Principal Chargeoff
Reimbursement                          -       1,366,319.02                    -
Arranging Fee                   136,229.46     1,366,319.02           136,229.46
Excess Distribution                                                 1,230,089.56


Unpaid Facility Int Chg  - Liquidity                                           -
                         - Redraw                                              -
Unpaid Security Interest Amount   - Class A-1 Notes                            -
                                  - Class A-2 Notes                            -
                                  - Class B Notes                              -
                                  - Redraw Bonds - series 1                    -
                                  - Redraw Bonds - series 2                    -

Facilities Outstanding
----------------------

Liquidity Commitment Facility Limit                                58,000,000.00
Beginning Liquidity Commitment Facility                            58,000,000.00
Previous Liquidity Facility Draw                                               -
Repayment of Liquidity Facility                                                -
Liquidity Facility Draw                                                        -
Ending Liquidity Commitment Facility                               58,000,000.00


Redraw Commitment Facility Limit                                   50,000,000.00
Beginning Redraw Commitment Facility                               50,000,000.00
Previous Redraw Facility Draw                                                  -
Previous Redraw Facility Draw - Chargeoffs                                     -
Repayment of Redraw Facility                                                   -
Repayment of Unreimbursed Chargeoffs                                           -
Redraw Facility Draw - Unreimbursed Chargeoffs                                 -
Redraw Facility Available to Draw                                  50,000,000.00
Redraw Facility Draw                                                           -
Ending Redraw  Commitment Facility                                 50,000,000.00


Interest and Principal Distribution Worksheet
---------------------------------------------

                                      Per Certificate                  Aggregate
Interest Amount                                     $                          $
---------------
Class A-1 Notes
Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on  Unpaid Security
 Interest Amount                                   -                           -
Security  Interest Amount                     896.82                9,508,138.65
Total Interest Amount                                               9,508,138.65


Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on  Unpaid Security
 Interest Amount                                                               -
Security  Interest Amount                                           9,508,138.65
Interest Amount Payable                       896.82                9,508,138.65
Unpaid Security Interest Amount                                                -


Class A-2 Notes
---------------
Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on  Unpaid Security
 Interest Amount                                   -                           -
Security  Interest Amount                     504.26                2,017,040.00
Total Interest Amount                                               2,017,040.00


Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on  Unpaid Security
 Interest Amount                                                               -
Security  Interest Amount                                           2,017,040.00
Interest Amount Payable                       504.26                2,017,040.00
Unpaid Security Interest Amount                                                -


Class B Notes
-------------
Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on Unpaid Security
 Interest Amount                                   -                           -
Security  Interest Amount                   1,284.11                  346,709.70
Total Interest Amount                                                 346,709.70


Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on  Unpaid Security
 Interest Amount                                                               -
Security  Interest Amount                                             346,709.70
Interest Amount Payable                     1,284.11                  346,709.70
Unpaid Security Interest Amount                                                -


Redraw Bonds - Series 1
-----------------------
Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on Unpaid Security
 Interest Amount                                   -                           -
Security  Interest Amount                          -                           -
Total Interest Amount                                                          -


Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on Unpaid Security
 Interest Amount                                                               -
Security  Interest Amount                                                      -
Interest Amount Payable                            -                           -
Unpaid Security Interest Amount                                                -


Redraw Bonds - Series 2
-----------------------
Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on Unpaid Security
 Interest Amount                                   -                           -
Security  Interest Amount                          -                           -
Total Interest Amount                                                          -


Unpaid Security Interest Amount
 (after last Distribution Date)                                                -
Interest on Unpaid Security
 Interest Amount                                                               -
Security  Interest Amount                                                      -
Interest Amount Payable                            -                           -
Unpaid Security Interest Amount                                                -

Principal Amount
-----------------
Principal Collections                                             79,551,574.67
Principal Collections - Repurchases                                           -
  less Repayment Of Redraw Facility                                           -
  less Total Customer Redraw                                     (15,071,645.41)
  plus Redraw Facility Draw                                                  -
  plus Redraw Bonds Issue this month                                         -
  Aggregate Principal Damages from
   Seller & Servicer                                                         -
  Principal Chargeoff Reimbursement
     - Class B Notes                                                         -
     - Class A-1 Notes                                                       -
     - Class A-2 Notes                                                       -
     - Redraw Bonds - Series 1                                               -
     - Redraw Bonds - Series 2                                               -
     - Redraw Facility                                                       -
  Principal rounding b/f                                                   0.99


  Scheduled Principal Amount                    4,490,745.20
  Unscheduled Principal Amount
   Partial less redraws                        43,383,850.55
  Unscheduled Principal Amount
   - Partial Prepayment                        58,455,495.96
  Unscheduled Principal Amount
   - Full Prepayment                           16,605,333.51
  Unscheduled Principal Amount
   - less redraws + C/O Reim                   59,989,184.06


  Total Available Principal Amount
   for Redraw Bonds                                               64,479,930.25


  Principal Distribution
    - Redraw Bonds - Series 1                       -                        -
  Principal Distribution
    - Redraw Bonds - Series 2                       -                        -


  Principal rounding b/f                                                   0.99
Total Unscheduled Principal Amount                                59,989,185.21
Total Scheduled Principal Amount                                   4,490,744.05
Total Available Principal Amount for Notes                        64,479,930.25



Principal Allocation
--------------------
Class A Percentage via Stepdown                                              0%
Class A Available Principal Payment
     Class A-1 Principal Payment                    4,875.24      51,687,247.36
     Class A-2 Principal Payment                    2,742.32      10,969,280.00
Class B Principal Payment                           6,753.34       1,823,401.80


Principal rounding c/f                                                     1.09


Outstanding Principal - beginning period                         812,476,677.63
less Principal Repayment                                         (79,551,574.67)
plus Total Customer Redraw                                        15,071,645.41
less Principal Losses                                                        -
Outstanding Principal - Closing period                           747,996,748.37


Principal Losses
----------------
Principal Losses                                                              -
  Principal Draw Amount - Pool Mortgage Insurance Policy                      -
  Principal Draw Amount - Individual Mortgage Insurance Policy                -
Net Principal Losses                                                          -
Principal Chargeoff  - Class B Notes                                          -
                     - Class A-1 Notes                                        -
                     - Class A-2 Notes                                        -
                     - Redraw Bonds Series 1                                  -
                     - Redraw Bonds Series 2                                  -
                     - Redraw Facility                                        -


Class A-1 Notes
---------------
Beginning Unreimbursed Principal Chargeoffs                                   -
Principal Chargeoff                                                           -
Principal Chargeoff Reimbursement                                             -
Ending Unreimbursed Principal Chargeoffs                                      -


Class A-2 Notes
---------------
Beginning Unreimbursed Principal Chargeoffs                                   -
Principal Chargeoff                                                           -
Principal Chargeoff Reimbursement                                             -
Ending Unreimbursed Principal Chargeoffs                                      -


Class B Notes
-------------
Beginning Unreimbursed Principal Chargeoffs                                   -
Principal Chargeoff                                                           -
Principal Chargeoff Reimbursement                                             -
Ending Unreimbursed Principal Chargeoffs                                      -


Redraw Bonds - Series 1
-----------------------
Beginning Unreimbursed Principal Chargeoffs                                   -
Principal Chargeoff                                                           -
Principal Chargeoff Reimbursement                                             -
Ending Unreimbursed Principal Chargeoffs                                      -


Redraw Bonds - Series 2
-----------------------
Beginning Unreimbursed Principal Chargeoffs                                   -
Principal Chargeoff                                                           -
Principal Chargeoff Reimbursement                                             -
Ending Unreimbursed Principal Chargeoffs                                      -

Redraw Facility
---------------
Beginning Unreimbursed Principal Chargeoffs                                   -
Principal Chargeoff                                                           -
Principal Chargeoff Reimbursement                                             -
Ending Unreimbursed Principal Chargeoffs                                      -

Investors Balance Outstanding  Worksheet
----------------------------------------
                                          Aggregate                  Aggregate
                                                US$                         A$
Class A-1 Notes
---------------
Initial Invested Amount                1,060,200,000.00         1,884,800,000.00
  previous Principal Distribution        693,852,236.82         1,233,515,087.68
  Principal Distribution for
   current period                         29,074,076.64            51,687,247.36
Total Principal Distribution to date     722,926,313.46         1,285,202,335.04
Beginning Invested Amount                366,347,763.18           651,284,912.32
Ending Invested Amount                   337,273,686.54           599,597,664.96
Unreimbursed Principal Chargeoffs                   -                         -
Beginning Stated Amount                  366,347,763.18           651,284,912.32
Ending Stated Amount                     337,273,686.54           599,597,664.96


Class A-2 Notes
---------------
Initial Invested Amount                                           400,000,000.00
  previous Principal Distribution                                 261,781,640.00
  Principal Distribution for
   current period                                                  10,969,280.00
Total Principal Distribution to date                              272,750,920.00
Beginning Invested Amount                                         138,218,360.00
Ending Invested Amount                                            127,249,080.00
Unreimbursed Principal Chargeoffs                                             -
Beginning Stated Amount                                           138,218,360.00
Ending Stated Amount                                              127,249,080.00


Class B Notes
-------------
Initial Invested Amount                                            27,000,000.00
  previous Principal Distribution                                   4,026,593.70
  Principal Distribution for
   current period                                                   1,823,401.80
Total Principal Distribution to date                                5,849,995.50
Beginning Invested Amount                                          22,973,406.30
Ending Invested Amount                                             21,150,004.50
Unreimbursed Principal Chargeoffs                                            -
Beginning Stated Amount                                            22,973,406.30
Ending Stated Amount                                               21,150,004.50


Redraw Bonds - Series 1
-----------------------
Previous Initial Invested Amount                                               -
Initial Invested Amount                                                        -
  Principal Distribution
   (after last Distribution Date)                                              -
  Principal Distribution for
   current period                                                              -
Total Principal Distribution to date                                           -
Beginning Invested Amount                                                      -
Ending Invested Amount                                                         -
Unreimbursed Principal Chargeoffs                                              -
Beginning Stated Amount                                                        -
Ending Stated Amount                                                           -


Redraw Bonds - Series 2
-----------------------
Previous Initial Invested Amount                                               -
Initial Invested Amount                                                        -
  Principal Distribution
   (after last Distribution Date)                                              -
  Principal Distribution for
   current period                                                              -
Total Principal Distribution to date                                           -
Beginning Invested Amount                                                      -
Ending Invested Amount                                                         -
Unreimbursed Principal Chargeoffs                                              -
Beginning Stated Amount                                                        -
Ending Stated Amount                                                           -

                    Form 8-K Required Collateral information

                         Series 2000-2G Medallion Trust


        Series 2000-2G Medallion Trust Data as at opening of business on the preceding determination date of March 1, 2004


Outstanding Mortgage Balance (AUD)

                                             Amount                         WAC

     - Variable Rate Housing Loans     $623,125,522                        6.86%
     - Fixed 1 Year                     $63,121,082                        7.03%
     - Fixed 2 Year                     $36,271,442                        6.48%
     - Fixed 3 Year                     $10,688,846                        6.68%
     - Fixed 4 Year                      $8,785,585                        6.46%
     - Fixed 5 Year                      $9,746,570                        6.74%

     Total Pool                        $751,739,047                        6.85%



                                                      AUD amount of
Delinquency Information      No of Loans    %of Pool      Loans        % of Pool


     31-60 days                 16           0.19%     $1,517,994.01       0.20%
     61-90 days                 12           0.15%     $1,578,643.29       0.21%
     90+ days                   16           0.19%     $1,630,756.62       0.22%

Mortgagee In Possession          0           0.00%             $0.00       0.00%